UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Date of Report (Date of Earliest Event Reported) February 26, 2007
WM.WRIGLEY JR. COMPANY
(Exact Name of Registrant as specified in its charter)

DELAWARE	1-800	36-1988190

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

410 North Michigan Avenue Chicago, Illinois	60611

(Address of principal executive Offices)	(Zip Code)
(312) 644-2121

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Item 8.01 Other Events
     On February 26, 2007, Wm. Wrigley Jr. Company issued a press release announcing the realignment of its global commercial operations structure. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated in this report by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
          99.1 Wm. Wrigley Jr. Company Press Release dated February 26, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WM. WRIGLEY JR. COMPANY
By:	/s/ Howard Malovany
	Name:	Howard Malovany
	Title:	Vice President, Secretary and General Counsel

Date: March 1, 2007

INDEX TO EXHIBITS
(99) ADDITIONAL EXHIBITS

99.1	Wm. Wrigley Jr. Company Press Release dated February 26, 2007.